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                                                                 EXHIBIT 3.B(1)

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the use of our report dated January 24, 2000, on A I M Distributors, Inc. financial statements for the year ended December 31, 1999, included in this Amendment No. 24 to Form S-6 of the registration statement on Form N-8B-2 for A I M Summit Investors
Plans I.


                                                     /s/ ARTHUR ANDERSEN LLP

                                                     Arthur Andersen LLP

Houston, Texas
February 23, 2000